UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2020

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 14, 2020, Laredo Petroleum, Inc. (the "Company") held its 2020 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders were requested to: (1) elect Edmund P. Segner, III (the "Class II director"), William E. Albrecht (the "Class III director") and Dr. Craig M. Jarchow, Peter R. Kagan and Jason Pigott (the "Class I directors") to serve on the Company's Board of Directors (the "Board") for terms of office expiring at the Company's 2021 Annual Meeting of Stockholders, 2022 Annual Meeting of Stockholders and 2023 Annual Meeting of Stockholders, respectively, and thereafter until each of their successors is elected and qualified or his earlier resignation or removal; (2) ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020; (3) approve an advisory (non-binding) resolution regarding the compensation of the Company's named executive officers; and (4) approve an amendment to the Company's Certificate of Incorporation to effect, at the discretion of the Board, (a) a reverse stock split (the "Reverse Stock Split") that will reduce the number of outstanding shares of the Company's common stock, par value $0.01 per share (the "Common Stock") in accordance with a ratio to be determined by the Board within a range of 1-for-5 and 1-for-20 currently outstanding and (b) a reduction of the number of authorized shares of Common Stock by a corresponding proportion (the "Authorized Share Reduction"). As of March 18, 2020, the record date for the Annual Meeting, there were 239,402,283 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and a total of 205,570,747 shares (approximately 85.86%) were represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company's proxy statement filed on March 31, 2020:

1.
Each of the following directors were elected to the Board to serve until the expiration of their respective term at the Company’s respective Annual Meeting of Stockholders and thereafter until each of their successors is elected and qualified or his earlier resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	CLASS	YEAR	VOTES FOR	WITHHELD	BROKER NON-VOTES
Edmund P. Segner	III	2021	153,502,320	25,662,527	26,405,900
William E. Albrecht	II	2022	155,398,901	23,765,946	26,405,900
Dr. Craig M. Jarchow	I	2023	175,006,470	4,158,377	26,405,900
Peter R. Kagan	I	2023	175,269,027	3,895,820	26,405,900
Jason Pigott	I	2023	177,501,511	1,663,336	26,405,900

2.	Grant Thornton LLP was ratified as the Company's independent registered public accounting firm for the year ending December 31, 2020. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
204,150,018	930,454	490,275	0

3.	The voting results for the advisory (non-binding) resolution regarding the compensation of the Company's named executive officers were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
69,774,804	94,571,009	14,819,034	26,405,900

4.
The voting results to approve an amendment to the Company's Certificate of Incorporation to effect, at the discretion of the Board, the Reverse Stock Split and the Authorized Share Reduction were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
199,981,290	5,194,669	394,788	0

Item 7.01. Regulation FD Disclosure.
On May 14, 2020, the Company issued a press release announcing the Board's approval of the implementation of the Reverse Stock Split and the related Authorized Share Reduction. A copy of the press release is attached hereto as Exhibit 99.1.
All statements in the press release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. Forward-looking statements involve risks, assumptions and uncertainties, including, but not limited to, the timing of the Reverse Stock Split, a determination by the Board not to promptly implement or to abandon the Reverse Stock Split in its discretion, the potential benefits of the Reverse Stock Split, including but not limited to continued listing on the New York Stock Exchange ("NYSE"), the potential for a higher stock price, the possibility that the Reverse Stock Split may not have its intended effects and that factors unrelated to the Reverse Stock Split may impact the per share trading price of the Company's Common Stock. See the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and its Quarterly Report on Form 10-Q for the period ended March 31, 2020 and its other filings with the Securities and Exchange Commission for a discussion of risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.
On May 14, 2020, after receiving stockholder approval of an amendment to the Company's Certificate of Incorporation to effect, at the discretion of the Board, the Reverse Stock Split and the Authorized Share Reduction, the Board approved the implementation of the Reverse Stock Split at a ratio of 1-for-20 currently outstanding shares of Common Stock, and the related corresponding Authorized Share Reduction from 450,000,000 to 22,500,000 authorized shares of Common Stock.
The Reverse Stock Split and the Authorized Share Reduction will become effective upon the date and time set forth in the stockholder-approved amendment to the Company’s Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware, which the Company expects will be on or about June 1, 2020. When the Reverse Stock Split becomes effective, 20 issued shares of Common Stock, will be combined into one share of Common Stock. In addition, when the Authorized Share Reduction becomes effective, the number of authorized shares of Common Stock will be decreased from 450,000,000 to 22,500,000. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders otherwise entitled to receive a fractional share as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional shares. In addition, the aggregate number of equity-based awards that remain available to be granted under the Company’s equity compensation plans will be decreased proportionately and proportionate adjustments will be made to the per-share exercise price, share-based vesting criteria and the number of shares issuable upon the exercise of the Company's outstanding stock options, as well as to the number of shares that would be owned upon vesting and settlement of restricted stock awards, performance unit awards and other equity-based awards.
The Reverse Stock Split is intended to increase the market price of the Company's Common Stock in order to regain full compliance with the NYSE continued listing standards and to maintain the Company's listing on the NYSE. As previously announced, the Company can regain compliance under the NYSE rules if, as of the last trading day of any calendar month during the cure period ending December 5, 2020, the Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. The Company anticipates the effects of the Reverse Stock Split will be sufficient to regain compliance with the NYSE continued listing standards.
If the Reverse Stock Split becomes effective, the Common Stock will continue to trade, on a split-adjusted basis, on the NYSE under the symbol "LPI," although a new CUSIP number will be assigned as a result of the Reverse Stock Split.
The information regarding forward-looking statements set forth in Item 7.01 above, as applicable to the statements in this Item 8.01, is incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 14, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: May 14, 2020	By:	/s/ Michael T. Beyer
Michael T. Beyer
Senior Vice President and Chief Financial Officer